Exhibit 99.1
AÉROPOSTALE ANNOUNCES THE ADDITION OF
EVELYN DILSAVER TO ITS BOARD OF DIRECTORS
New York, New York — October 22, 2007 - Aéropostale, Inc. (NYSE: ARO), a mall-based specialty retailer of casual and active apparel for young women and men, today announced that Evelyn Dilsaver, formerly Executive Vice President for The Charles Schwab Corporation, and President and Chief Executive Officer of Charles Schwab Investment Management, has been appointed to the Aeropostale Board of Directors.
Ms. Dilsaver joined The Charles Schwab Corporation in December of 1991 and held various senior management positions within the organization including Executive Vice President, The Charles Schwab Corporation and President and Chief Executive Officer of Charles Schwab Investment Management. Prior to becoming President and Chief Executive Officer of Charles Schwab Investment Management, from July 2003 to July 2004, Ms. Dilsaver held the position of Senior Vice President, Asset Management Products and Services. From October 2000 to July 2003, Ms. Dilsaver held the position of Executive Vice President — Chief Financial Officer and Chief Accounting Officer for U.S. Trust Company, a subsidiary of The Charles Schwab Corporation. From December 1991 to October 2000, Ms. Dilsaver held various positions for The Charles Schwab Corporation including Controller, Retail Sales and Business Development and Chief of Staff to the Co-Chief Executive Officer. From December 1983 to December 1991, Ms. Dilsaver held the position as Senior Vice President and Controller for First Nationwide Bank. Ms. Dilsaver started her career at Ernst and Whinney in 1977. Ms. Dilsaver is also a member of the board of directors of the publicly traded company Longs Drug Stores Corp., as well as a not-for-profit organization.
Julian R. Geiger, Chairman and Chief Executive Officer said, “Evelyn brings an extensive and impressive financial background to our board, having served in top management positions within one of the largest and most well respected financial institutions in the country. We are delighted to welcome Evelyn to our board and look forward to her contributions to Aeropostale.”
About Aéropostale, Inc.
Aéropostale, Inc. is a mall-based, specialty retailer of casual apparel and accessories, principally targeting 14 to 17 year-old young women and men. The company provides customers with a focused selection of high-quality, active-oriented, fashion and fashion basic merchandise at compelling values. Aéropostale maintains control over its proprietary brands by designing, sourcing, marketing and selling all of its own merchandise. Aéropostale products are currently purchased only in its stores, on-line through its e-commerce website (www.aeropostale.com) or at organized sales events at college campuses.
The Company currently operates 795 Aéropostale stores in 47 states, 11 Aéropostale stores in Canada and 14 Jimmy’Z stores in 11 states.
SPECIAL NOTE: THIS PRESS RELEASE AND ORAL STATEMENTS MADE FROM TIME TO TIME BY REPRESENTATIVES OF THE COMPANY CONTAIN CERTAIN “FORWARD-LOOKING STATEMENTS” CONCERNING EXPECTATIONS FOR SALES, STORE OPENINGS, GROSS MARGINS, EXPENSES, STRATEGIC DIRECTION AND EARNINGS. ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER INCLUDE, CHANGES IN THE COMPETITIVE MARKETPLACE, INCLUDING THE INTRODUCTION OF NEW PRODUCTS OR PRICING CHANGES BY OUR COMPETITORS, CHANGES IN THE ECONOMY AND OTHER EVENTS LEADING TO A REDUCTION IN DISCRETIONARY CONSUMER SPENDING; SEASONALITY; RISKS ASSOCIATED WITH CHANGES IN SOCIAL, POLITICAL, ECONOMIC AND OTHER CONDITIONS AND THE POSSIBLE ADVERSE IMPACT OF CHANGES IN IMPORT RESTRICTIONS; RISKS ASSOCIATED WITH UNCERTAINTY RELATING TO THE COMPANY’S ABILITY TO IMPLEMENT ITS GROWTH STRATEGIES, AS WELL AS THE OTHER RISK FACTORS SET FORTH IN THE COMPANY’S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.